Tiffany & Co.
Subsidiaries
(Note: Omitted from this list are certain subsidiaries that do not constitute Significant Subsidiaries (see Reg. S-X))

Exhibit 21.1
Tiffany & Co.
Report on Form 10-K



TIFFANY & CO.
Delaware
August 16, 1984
TIFFANY AND COMPANY
New York
May 30, 1868
Domestic Subsidiaries
International Subsidiaries
TIFFANY & CO. ICT, INC.
Delaware
JUDEL PRODUCTS CORP.
(Formerly Glassware Acquisition Inc.)
West Virginia
TIFFANY (NJ) INC.
New Jersey
TIFFANY & CO.
(Formerly Societe Francaise Pour Le Developpement De La Porcelaine D'Art)
France
SOCIETE EUROPEENNE DE PORCELAINE INDUSTRIELLE ET ARTISANALE
France
TIFFANY & CO.
(Unlimited Liability)
United Kingdom
POWBRIDGE PORTFOLIO INC.
Bahamas
TIFFANY & CO. K.K.
[Tiffany and Company 51% Mitsukoshi, Ltd. 49%]
Japan
LAURELTON DIAMONDS, INC.
(Formerly FHH Diamonds, Inc.)
Delaware
June 13, 2002
International Subsidiaries
LAURELTON DIAMONDS INC.
Northwest Territories
Canada
LCT INSURANCE COMPANY
New York
TRM INVESTMENTS L.L.C.
New Jersey
T. RISK HOLDINGS INC.
New Jersey
EAST POND HOLDINGS, INC.
Delaware
August 23, 2002
(47-0886504)
MVTCO, INC.
Delaware
(Formerly TCOPJ, Inc.)
Delaware
TIFFANY & CO. INTERNATIONAL
Delaware
October 11, 1984
Domestic Subsidiaries
TIFFANY & CO. JAPAN INC.
Delaware
June 11, 1992
International Subsidiaries
TGB Y.K.
Japan
LITTLE SWITZERLAND, INC.
Delaware
L.S. WHOLESALE, INC.
Massachussets
L.S. HOLDING (FLORIDA), INC.
Florida
L.S. HOLDING, INC.
Virgin Islands
Controls various small operating subsidiaries throughout the Caribbean and Alaska
International Subsidiaries
TIFFANY-BRASIL LTDA.
Brazil
TIFFANY IMPORTAÇÃO E COMÉRCIO DE JÓIAS LTDA.
Brazil
TIFFANY & CO. OF NEW YORK LIMITED
Hong Kong
SINDAT LIMITED
Hong Kong
TIFFANY & CO. ITALIA S.p.A.
(Formerly Tiffany-Faraone S.p.A.)
Italy
TIFFANY KOREA LTD.
(Formerly Tiffco Korea Ltd.)
Republic of Korea
TIFFANY & CO. MEXICO, S.A. de C.V.
Mexico
TIFFANY & CO. OVERSEAS FINANCE B.V.
Netherlands
TIFFANY & CO. PTE. LTD.
Singapore
UPTOWN ALLIANCE (M) Sdn. Bhd.
Malaysia
TIFFANY & CO. WATCH CENTER A.G.
Switzerland-Canton Zurich